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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: February 1, 2004

                         CHASE CREDIT CARD MASTER TRUST
                 (formerly known as "Chemical Master Credit Card
                                    Trust I")
  ----------------------------------------------------------------------------
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
  ----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                        033-94190
                                        333-04607
                                        333-43173
                                        333-74303
                                        333-68236
                                        333-83484
                                        333-84400
       United States                    333-103210             22-2382028
-----------------------------  -------------------------    -------------------
(State or other jurisdiction   (Commission File Numbers)       (IRS Employer
     of incorporation)                                       Identification No.)


White Clay Center, Building 200, Newark, DE      19711
-------------------------------------------      ------------
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000



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Item 5.  Other Events:

         On February 1, 2004, the Chase Credit Card Master Trust (the "Trust") added to its portfolio credit card receivables in a group of 785,523 accounts, with a total outstanding principal amount of $2,227,001,925.00. The total outstanding principal amount of receivables in the trust portfolio after the February 1, 2004 addition was $36,680,083,052.00. The management of Chase Manhattan Bank USA, N.A. believes that the addition of the new credit card receivables will have no material effect on the Trust or the asset backed certificates issued by the Trust.

         A copy of the executed Assignment adding the receivables to the portfolio is being filed as Exhibit 10.1 to this current report on Form 8-K.



Item 7.   Exhibit     Description
          -------     ---------------

          10.1 Assignment No. 30 of Receivables in Additional Accounts, dated February 1, 2004.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  February 13, 2004

                                      JPMorgan Chase Bank
                                      (f/k/a The Chase Manhattan Bank),
                                      as Servicer


                                      By:  /s/ Miriam Haimes
                                      -----------------------------------
                                      Name:    Miriam Haimes
                                      Title:   Vice President




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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.          Description
----------           -----------------
10.1                 Assignment No. 30 of Receivables on Additional
                     Accounts, dated February 1, 2004.